Security Capital Preservation Fund
Member of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001

Supplement Dated June 4, 2004,
To Prospectus Dated February 1, 2004

After 4:00 p.m. ET on June 11, 2004, Security Capital Preservation Fund (the "Fund") will temporarily close to new Retail Accounts, and cease offering its shares to new Retail Accounts. "Retail Accounts" are retirement accounts that offer only the Security Funds as investment options or accounts sponsored by a broker-dealer or another third party (sometimes also referred to as a "wrap account") that is not affiliated with Security Distributors, Inc., the Fund's principal underwriter.

If you beneficially own shares of the Fund as of June 11, 2004, you may continue to make additional investments in your existing Fund account. However, if you have invested in the Security Funds through a Retail Account but do not own shares of the Fund as of June 11, 2004, you may not purchase shares of the Fund, or exchange your shares of other Security Funds for shares of the Fund, after 4:00 p.m. ET on June 11, 2004, until further notice.

You may invest in the Fund after June 11, 2004 if shares of the Fund are an option under your qualified defined contribution plan, individual retirement account (including traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEP IRAs, and SIMPLE IRAs), Keogh plan, 403(b)(7) plan or 457 plan, and you did not purchase your plan through a Retail Account. The Fund will continue to offer its shares to participants in such plans, including participants who were not investors as of June 11, 2004. Such plans include the NEA Valuebuilder, AEA Valuebuilder, Security Benefit Advisor, Security Benefit Advisor Retirement and Security Benefit Group Retirement Programs and the Security Benefit Healthcare Reimbursement Account.

The Fund's shares also are offered to life insurance company separate accounts to fund certain variable annuity contracts. The Fund will continue to offer its shares to fund variable annuity contracts issued after June 11, 2004.

The Fund also will continue to offer its shares in connection with wrap accounts opened after June 11, 2004, of broker-dealers that established wrap accounts that included the Security Funds beginning prior to January 1, 1999.

The temporary close does not restrict the right of investors to redeem their shares of the Fund.

When deemed to be in the best interests of the Fund and its shareholders, the Fund's Board of Directors reserves the right to permit certain types of investors to open new accounts in the Fund, to impose further restrictions, or to close the Fund to any additional investments, all without notice. Additionally, the Fund's Board of Directors reserves the right to resume offering the Fund's shares to new investors and account holders in the future.

Please Retain This Supplement For Future Reference